Summary of Significant Accounting Policies: Accounts Receivable (Policies)	12 Months Ended
Dec. 31, 2011
Recently Issued Accounting Pronouncements:
Accounts Receivable

(q)            Accounts receivable

Accounts receivable are stated at net realizable value. If receivables are deemed doubtful, bad debt expense and a corresponding allowance for doubtful accounts is recorded. If receivables are deemed uncollectible, the related receivable balance is charged off. Recoveries of receivables previously charged off are recorded when cash received. Receivables that do not bear interest or bear below market interest rates and have an expected term of more than one year are discounted with the discount subsequently amortized to interest income over the term of the receivable. The Group reviews the valuation of accounts receivable on a regular basis. The amount of allowance for doubtful accounts is calculated based on the ageing of balances in accordance with contract terms. In addition to the allowance for specific doubtful accounts, the Group applies specific rates to overdue balances of its subsidiaries depending on the history of cash collections and future expectations of conditions that might impact the collectibility of accounts of each individual subsidiary. Accounts receivable, which are considered non-recoverable (those aged over three years or due from bankrupt entities), are written-off against allowance or charged off to operating expenses (if no allowance was created in previous periods).

The Group’s standard credit terms vary from 30 to 60 days. The Group also extends the credit terms to its related party customers from 30 up to 180 days. The Group monitors collectibility of accounts receivable, including those from its related parties, on an ongoing basis primarily through review of the accounts receivable aging to determine whether accounts receivable are a concern.